Rule 497(k)
Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

US Equity Dividend Select ETF

(the “Fund”)

Supplement To the Summary Prospectus, Prospectus
and Statement of Additional Information

Each Dated August 1, 2023

August 1, 2023

Important Notice Regarding Change in Investment Objective

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, on or around October 3, 2023, US Equity Dividend Select ETF will seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the S&P 500 Sector-Neutral Dividend Aristocrats Index (the “New Index”). Currently, the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze US Large Cap Select Dividend Index. According to S&P Dow Jones Indices, LLC, the index provider to the New Index, the New Index measures the performance of companies within the S&P 500® Index that have demonstrated stable or increasing dividend per share amounts. The New Index also seeks to mirror the Global Industry Classification Standard (GICS®) sector weighting represented in the S&P 500® Index.

Additionally, on or around October 3, 2023, the Fund’s name is expected to change to First Trust S&P 500 Diversified Dividend Aristocrats ETF and its new ticker symbol is expected to be KNGZ. The Fund’s shares will continue to be listed for trading on The Nasdaq Stock Market LLC and S&P Dow Jones Indices, LLC will serve as the Fund’s index provider.

Please Keep this Supplement for Future Reference